UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 20, 2013

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-3492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

3000 N. Sam Houston Parkway E., Houston, Texas	77032
(Address of Principal Executive Offices)	(Zip Code)

(281) 871-2699
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(d). Mr. José C. Grubisich was elected as a member of our Board of Directors on March 20, 2013.  There is no arrangement or understanding between Mr. Grubisich and any other persons pursuant to which Mr. Grubisich was elected as a director. The Board appointed Mr. Grubisich to the Audit and the Health, Safety and Environment Committees.  There are no related party transactions between us and Mr. Grubisich.

Mr. Grubisich will participate in the compensation arrangements for non-employee directors as described in our Proxy Statement filed April 3, 2012, except, as a director first elected after May 2012, he will not receive an initial equity award of 2,000 restricted shares of our common stock, but instead will receive an award of restricted stock units (“RSUs”) equal to a pro-rated value of $160,000, which is the annual equity award granted to our directors. Each RSU represents the right to receive a share of our common stock on a future date as provided in the award agreement. The factor used to determine the pro-rated award is the number of whole months of service from the beginning of the month in which a director is first elected to the following first of August divided by twelve. The number of RSUs awarded is then determined by dividing the pro-rated award amount by the average of the closing price of our common stock on the New York Stock Exchange on each business day during the month immediately preceding the director’s election to the Board. Based on this formula, Mr. Grubisich will receive an initial award of 1,630 RSUs.

We entered into an indemnification agreement with Mr. Grubisich on March 20, 2013.  The indemnification agreement provides that, subject to certain exceptions and limitations set forth therein, we will indemnify and advance certain expenses to the director to the fullest extent, and only to the extent, permitted by applicable law in effect as of the date of the agreement and to such greater extent as applicable law may thereafter from time to time permit. The foregoing description of the indemnification agreement is only a summary and is subject to and qualified by reference to the form of indemnification agreement for directors attached hereto as Exhibit 10.1, the terms of which are incorporated herein by reference.  Our form of indemnification agreement for new directors was revised effective as of January 1, 2013.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number                     Description

10.1	Form of Indemnification Agreement for Directors (first elected after January 1, 2013).

            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: March 22, 2013	By:	/s/ Robert L. Hayter
Robert L. Hayter
Assistant Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER                                EXHIBIT DESCRIPTION

10.1	Form of Indemnification Agreement for Directors (first elected after January 1, 2013